UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 17, 2021

Group 1 Automotive, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13461	76-0506313
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Gessner, Suite 500, Houston, Texas 77024

(Address of principal executive offices) (Zip code)

(713) 647-5700

Registrant’s Telephone Number, including Area Code

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b):

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GPI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously disclosed on September 13, 2021, Group 1 Automotive, Inc. (the “Company”) entered into a purchase agreement with GPB Portfolio Automotive, LLC, Capstone Automotive Group, LLC, Capstone Automotive Group II, LLC, Automile Parent Holdings, LLC, Automile TY Holdings, LLC, and Prime Real Estate Holdings, LLC (together with their respective subsidiaries, the “Selling Entities”), pursuant to which the Company agreed to purchase substantially all of the assets related to the Prime Automotive Group car dealership business, including, but not limited to, real property (including certain equity of entities owning real property), vehicles, parts and accessories, goodwill, permits, intellectual property and substantially all contracts relating to the business of the Selling Entities.

This Amendment No. 1 to the Current Report on Form 8-K filed by the Company on November 23, 2021 (the “Initial Form 8-K”) amends the Initial Form 8-K to include the financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b). Except as provided herein, the disclosures made in the Initial Form 8-K remain unchanged.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated balance sheet of GPB Automotive Portfolio, LP and its subsidiaries as of December 31, 2020 and 2019, the related consolidated statements of operations, partners’ capital and cash flows of GPB Automotive Portfolio, LP and its subsidiaries for each of the years in the three-year period ended December 31, 2020 and the notes related thereto, together with the report thereon of EisnerAmper LLP included in the audited consolidated financial statements, are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

The unaudited condensed consolidated balance sheet of GPB Automotive Portfolio, LP and its subsidiaries as of September 30, 2021 and 2020, the related condensed consolidated statements of operations, partners’ capital and cash flows for the nine months ended September 30, 2021 and 2020 and the three months ended September 30, 2021 and 2020, and the notes related thereto are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

The audited balance sheet of Orangeburg Subaru LLC as of December 31, 2020, the related statements of income, member’s equity and cash flows of Orangeburg Subaru LLC for the year ended December 31, 2020, and the notes related thereto, together with the report thereon of EisnerAmper LLP included in the audited financial statements, are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

The unaudited balance sheet of Orangeburg Subaru LLC as of September 30, 2021, the related statements of income, member’s equity and cash flows for the nine-months ended September 30, 2021, and the notes related thereto are filed as Exhibit 99.4 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma combined statement of operations of Group 1 Automotive, Inc. for the year ended December 31, 2020 and condensed combined statement of operations of Group 1 Automotive, Inc. for the nine months ended September 30, 2021, the unaudited pro forma condensed combined balance sheet of Group 1 Automotive, Inc. as of September 30, 2021, and the notes related thereto are filed as Exhibit 99.5 hereto and are incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of EisnerAmper LLP relating to the financial statements of GPB Automotive Portfolio, LP

23.2	Consent of EisnerAmper LLP relating to the financial statements of Orangeburg Subaru LLC

99.1	Audited Consolidated Financial Statements of GPB Automotive Portfolio, LP and its subsidiaries as of Dececember 31, 2020 and 2019 and for each of the years in the three year period ended December 31, 2020

99.2	Unaudited Condensed Consolidated Financial Statements of GPB Automotive Portfolio, LP and its subsidiaries as of and for the nine months ended September 30, 2021 and 2020, and as of and for the three months ended September 30, 2021 and 2020

Exhibit Number	Description

99.3	Audited Financial Statements of Orangeburg Subaru LLC as of and for the year ended December 31, 2020

99.4	Unaudited Financial Statements of Orangeburg Subaru LLC as of and for the nine months ended September 30, 2021

99.5	Unaudited Pro Forma Combined Statement of Operations of Group 1 Automotive, Inc. for the year ended December 31, 2020 and Condensed Combined Statement of Operations of Group 1 Automotive, Inc. for the nine months ended September 30, 2021 and Unaudited Pro Forma Condensed Combined Balance Sheet of Group 1 Automotive, Inc. as of September 30, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 1, 2022

Group 1 Automotive, Inc.

By:	/s/ Daniel J. McHenry
Name:	Daniel J. McHenry
Title:	Senior Vice President and Chief Financial Officer